UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 2, 2019

ULTRA PETROLEUM CORP.

(Exact Name of Registrant as Specified in its Charter)

Yukon, Canada	001-33614	N/A
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

116 Inverness Drive East, Suite 400

Englewood, Colorado 80112

(Address of Principal Executive Offices) (Zip Code)

303-708-9740

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

On January 8, 2019, Ultra Petroleum Corp. (the “Company”) announced that the Company will hold a combined annual meeting of shareholders for 2018 and 2019 (the “Combined Annual Meeting”) on May 22, 2019.

Pursuant to the Company’s second amended joint chapter 11 plan of reorganization, no annual meeting was held in 2018 because the Company’s directors were elected for a two-year term ending no earlier than April 12, 2019. The agenda items with respect to fiscal 2018 are being included at the Combined Annual Meeting in order to satisfy the listing requirement of NASDAQ Listing Rule 5620(a). On January 2, 2019, the Company received written notice from the Listing Qualifications Staff of The NASDAQ Stock Market LLC notifying the Company that it no longer complies with such listing requirement due to the Company’s failure to hold an annual meeting of shareholders within twelve months of the end of the Company’s fiscal year ended December 31, 2017. However, NASDAQ’s notice has no immediate effect on the listing or trading of the Company’s common shares, no par value, which will continue to trade on The NASDAQ Global Select Market under the symbol “UPL”. The Company fully expects to regain compliance with such listing requirement as a result of the inclusion of the agenda items with respect to fiscal 2018 at the Combined Annual Meeting.

Item 7.01. Regulation FD Disclosure.

On January 8, 2019, the Company issued a press release announcing, among other things, the date, time and location of the Combined Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information contained or incorporated in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Ultra Petroleum Corp., dated January 8, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 8, 2019

ULTRA PETROLEUM CORP.

By:	/s/ Andrew C. Kidd
Name:	Andrew C. Kidd
Title:	Senior Vice President, General Counsel and Corporate Secretary